The Avalon Capital
Appreciation Fund

A Series of The Avalon Fund
of Ann Arbor, Inc.
1350 Highland Drive
Suite A
Ann Arbor, MI 48108
1-877-228-2566

------------------
SEMI-ANNUAL REPORT
------------------

March 31, 2000


Dear Fellow Shareholder,

Thank you for your confidence and investment in the AVALON CAPITAL APPRECIATION FUND. We are proud to announce the investment results.

For the six months ended March 31, 2000, the Fund's total return increased 65.16%, versus an increase of 26.16% for the Russell 2000 Index.* Interest in the Fund and its sub-advisor, Navellier Management Company, continues to grow. Asset flow into the Fund has been very positive. The asset base has grown to $5,136,783 as the number of shareholders has increased to 307. The Distributor, Questar Capital Corporation, has established a sales force of over 200 registered representatives to offer shares in the Fund to investors. The Fund is registered in 19 states.

The AVALON CAPITAL APPRECIATION FUND seeks long-term capital appreciation by focusing on small to mid-size, fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. These companies are often in the early stages of their growth, so their stocks tend to fluctuate in value more than most securities. However, investing in small to mid-size, rapidly growing companies offers the potential for greater long-term rewards.

We are grateful to be able to serve you and hope the AVALON CAPITAL APPRECIATION FUND will meet your investment objectives. We are happy to have you as an investor, as we work hard to produce confidence in our fund and its performance over the long term.

For those of you who would like to invest, there is no time like the present to get involved. If you have any questions, or would like more information, please call your investment representative or call us at 877-228-2566. In the meantime, as always, thank you for your support of the AVALON CAPITAL APPRECIATION FUND.

Sincerely,

/S/ ROBERT BOONE                   /S/ JOHN H. GAKENHEIMER
    Robert Boone, President            John H. Gakenheimer, Secretary

* Russell 2000 returns are calculated with reinvested dividends and assume no transaction costs.

Past performance is no guarantee of future results. An investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

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THE AVALON CAPITAL APPRECIATION FUND
-----------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2000 (Unaudited)

                                                             Shares                     Value
                                                           ----------               ------------
COMMON STOCK -- 81.28%
Business Equipment and Services -- 4.31%
Adaptec, Inc.*                                               1,580                $     61,028
CuraGen Corp.*                                               1,600                      74,800
Diamond Technology Partners, Inc.*                           1,300                      85,475
                                                                                  ------------
                                                                                       221,303
                                                                                  ------------

Computer Services and Software -- 16.17%
Adobe Systems, Inc.                                          1,375                     153,055
Advanced Digital Information Corp.*                          2,000                      68,500
Best Buy Co.*                                                   25                       2,150
BroadVision, Inc.*                                           3,750                     168,281
Emulex Corp.*                                                1,100                     120,037
Mercury Interactive Corp.*                                   1,700                     134,725
Sandisk Corp.*                                               1,500                     183,750
                                                                                  ------------
                                                                                       830,498
                                                                                  ------------

Electronics and Electrical Equipment -- 37.54%
Alpha Industries, Inc.                                         820                      77,900
Applied Micro Circuits Corp.*                                2,090                     313,631
Conexant Systems, Inc.*                                      1,400                      99,400
DII Group, Inc.*                                             1,000                     113,062
Gemstar International Group Ltd.*                            2,200                     189,200
Kemet Corp.*                                                 1,400                      88,550
Power Integrations, Inc.*                                    1,500                      37,500
Powerwave Technologies, Inc.*                                1,450                     181,250
QLogic Corp.*                                                2,300                     311,650
RF Micro Devices, Inc.*                                      1,625                     218,359
TriQuint Semiconductor, Inc.*                                2,300                     169,050
Harmonic, Inc.*                                              1,550                     129,038
                                                                                  ------------
                                                                                     1,928,590
                                                                                  ------------

Health Care -- 4.62%
Arthrocare Corp.*                                              800                      73,600
Medimmune, Inc.*                                               940                     163,677
                                                                                  ------------
                                                                                       237,277
                                                                                  ------------

Miscellaneous Manufacturing -- 1.75%
Helix Technology Corp.                                       1,500                      90,094
                                                                                  ------------

Oil & Gas -- 5.50%
Apache Corp.                                                 2,260                     112,435
BJ Services Co. *                                            2,300                     169,913
                                                                                  ------------
                                                                                       282,348
                                                                                  ------------

Pharmaceutical -- 2.89%
Biovail Corp.*                                               1,500                      66,469
Jones Pharma, Inc.                                           2,700                      82,012
                                                                                  ------------
                                                                                       148,481
                                                                                  ------------

Retail -- 1.30%
Gap, Inc. (The)                                                  1                          25
Tiffany & Co.                                                  800                      66,900
                                                                                  ------------
                                                                                        66,925
                                                                                  ------------

Telecommunications -- 7.20%
Powertel, Inc.*                                                970                      67,112
Scientific-Atlanta, Inc.                                     1,960                     124,337
Adtran, Inc.*                                                1,100                      65,381
Advanced Fibre Communications, Inc.*                         1,800                     112,838
                                                                                  ------------
                                                                                       369,668
                                                                                  ------------

Total Common Stock (Cost $2,809,034)                                                 4,175,184
                                                                                  ------------

MISCELLANEOUS ASSETS -- 9.77%
Evergreen Money Market Trust  CL Y (Cost $502,105)         502,105                     502,105
                                                                                  ------------

Total Investments (Cost $3,311,139)                                                  4,677,289
Other Assets and Liabilities, Net -- 8.95%                                             459,494
                                                                                  ------------

NET ASSETS -- 100.00%                                                             $  5,136,783
                                                                                  ============

* Non-income producing investment.
ADR -- American Depository Receipt

See notes to financial statements.

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THE AVALON CAPITAL APPRECIATION FUND
-----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (Unaudited)

ASSETS:
Investments, at market (identified cost $3,311,139)                               $  4,677,289
Cash                                                                                   376,403
Receivables:
Dividends and interest                                                                   2,462
Fund shares sold                                                                       111,243
                                                                                  ------------
Total assets                                                                         5,167,397
                                                                                  ------------

LIABILITIES:
Payables:
Accrued distribution fees                                                                4,228
Due to advisor                                                                           8,605
Other liabilities                                                                       17,781
                                                                                  ------------
Total liabilities                                                                       30,614
                                                                                  ------------
NET ASSETS                                                                        $  5,136,783
                                                                                  ============

NET ASSETS CONSIST OF:
Common stock                                                                      $         24
Paid-in capital                                                                      3,789,442
Net investment loss                                                                    (35,235)
Accumulated realized gain on investments                                                16,402
Net unrealized gain on investments                                                   1,366,150
                                                                                  ------------
Net Assets (Unlimited shares of $0.0001 par beneficial interest authorized;
246,194 shares outstanding)                                                       $  5,136,783
                                                                                  ============
Net Asset Value and redemption price per share                                    $      20.86
                                                                                  ============
Offering price per share ($20.86 (divided by) 0.9525)                             $      21.90
                                                                                  ============

See notes to financial statements.

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THE AVALON CAPITAL APPRECIATION FUND
-----------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest                                                                          $      7,168
Dividends                                                                                  629
                                                                                  ------------
Total investment income                                                                  7,797
                                                                                  ------------

EXPENSES:
Investment advisory fees                                                                 7,294
Distribution fees                                                                       14,587
Service fee                                                                             21,151
                                                                                  ------------
Total expenses                                                                          43,032
                                                                                  ------------
Net investment loss                                                                    (35,235)
                                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                        16,402
Net change in unrealized depreciation on investments                                 1,236,317
                                                                                  ------------
                                                                                     1,252,719
                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  1,217,484
                                                                                  ============

See notes to financial statements.

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THE AVALON CAPITAL APPRECIATION FUND
-----------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the Period              For the Year
                                                           Ended                      Ended
                                                       March 31, 2000              September 30,
                                                        (Unaudited)                    1999*
                                                     -----------------           ---------------
INCREASE IN NET ASSETS
Operations:
Net investment loss                                    $    (35,235)              $     (7,917)
Net realized gain on investments                             16,402                      1,636
Net change in unrealized appreciation on investments      1,236,317                    129,833
                                                       ------------               ------------
Net increase in net assets resulting from operations      1,217,484                    123,552
                                                       ------------               ------------

Increase in net assets from Fund share transactions       2,793,698                  1,002,049
                                                       ------------               ------------
Increase in net assets                                    4,011,182                  1,125,601

NET ASSETS:
Beginning of period                                       1,125,601                          0
                                                       ------------               ------------
End of period (including accumulated undistributed
net investment income (loss) of $(35,235) and $0,
respectively.                                          $  5,136,783               $  1,125,601
                                                       ============               ============

* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.

See notes to financial statements.

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THE AVALON CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout the Period)

                                                                     For the Period              For the Year
                                                                         Ended                       Ended
                                                                     March 31, 2000              September 30,
                                                                       (Unaudited)                    1999*
                                                                    -----------------           ---------------
Net Asset Value, Beginning of Period                                  $      12.03               $      10.00
                                                                      ------------               ------------

Investment Operations:
Net investment loss                                                          (0.22)                     (0.17)
Net realized and unrealized gain on investments                               9.05                       2.20
                                                                      ------------               ------------
Total from investment operations                                              8.83                       2.03
                                                                      ------------               ------------
Net Asset Value, End of Period                                        $      20.86               $      12.03
                                                                      ------------               ------------
Total Return                                                                 73.40%                     20.30%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                                  $      5,137               $      1,126
Ratio of expenses to average net assets:
Before expense reimbursement                                                  2.95%(1)                   2.95%(1)
After expense reimbursement                                                   2.95%(1)                   2.54%(1)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement                                                 (2.40)%(1)                 (1.94)%(1)
After expense reimbursement                                                  (2.40)%(1)                 (1.53)%(1)
Portfolio turnover rate                                                      36.43%                    183.71%

(1) Annualized
* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.
  Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See notes to financial statements.

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THE AVALON CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2000 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Avalon Fund of Ann Arbor, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is long-term growth through capital appreciation. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Questar Capital Corporation (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended March 31, 2000 were as follows:
                                     Shares                    Amount
                                --------------            --------------
Sold                                   156,776            $    2,867,062
Redeemed                                (4,113)                  (73,364)
                                --------------            --------------
Net Increase                           152,663            $    2,793,698
                                ==============            ==============

Transactions in shares of the Fund for the year ended September 30, 1999 were as follows:
                                     Shares                    Amount
                                --------------            --------------
Sold                                    94,838            $    1,015,836
Redeemed                                (1,307)                  (13,787)
                                --------------            --------------
Net Increase                            93,531            $    1,002,049
                                ==============            ==============

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended March 31, 2000, were as follows:

Purchases                       $    2,817,702
Sales                                  856,274

At March 31, 2000, gross unrealized appreciation of investments for tax purposes were as follows:

Appreciation                    $    1,566,196
Depreciation                          (200,046)
                                --------------
Net appreciation on investments $    1,366,150
                                ==============

At March 31, 2000, the cost of investments for federal income tax purposes was $3,311,139.

4. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a Management Agreement with Questar Capital Corporation (the "Advisor") to provide investment management services to the Fund. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, equal to 0.50% of average net asset value of the Fund. For the period ended March 31, 2000, the Advisor received advisory fees of $7,294.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. For the period ended March 31, 2000, the Advisor received Servicing Agreement fees of $21,151.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but no limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services.

The Fund has entered into a Distribution Agreement with the Advisor to provide distribution services as underwriter/distributor of the Fund. For the period ended March 31, 2000, Questar Capital Corporation, the Fund's underwriter, received $90,945 from commissions earned on sales of shares of the Fund. The total amount was retained by the underwriter.

A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.75% of the Funds average daily net assets (1/12 of 0.75% monthly) to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares. The distribution plan also allows for a fee of up to 0.25% of average daily net assets, to be paid to persons or institutions for providing certain servicing functions to prospective and existing shareholders. For the period ended March 31, 2000, Questar Capital Corporation received 12b-1 fees of $14,587.

Certain directors and officers of the Fund are directors and officers of the Advisor.


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The Avalon Capital Appreciation Fund

INVESTMENT ADVISOR
Questar Capital Corporation
1350 Highland Drive
Suite A
Ann Arbor, MI 48108

ADMINISTRATOR & TRANSFER AGENT
Declaration Service Company
P.O. Box 844
Conshohocken, PA 19428

DISTRIBUTOR
Questar Capital Corporation
1350 Highland Drive
Suite A
Ann Arbor, MI 48108

CUSTODIAN BANK
First Union National Bank
1339 Chestnut Street
Philadelphia, PA 19107

INDEPENDENT ACCOUNTANTS
McCurdy & Associates CPA's Inc.
27955 Clemens Road
Westlake, OH 44145